[EXHIBIT 10w TO COLONIAL GAS COMPANY
                  FORM 10-K FOR YEAR ENDING 12/31/93]


                                              Contract #:  800288


                        SERVICE AGREEMENT
                      FOR RATE SCHEDULE CDS

     This Service Agreement, made and entered into this 1st day of June, 1993, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and COLONIAL GAS COMPANY (herein called "Customer", whether one or more),

                      W I T N E S S E T H:

     WHEREAS,  the Federal Energy Regulatory Commission  required
Pipeline to restructure Pipeline's services to reflect compliance with Order Nos. 636, 636-A, and 636-B (collectively hereinafter referred to as "Order No. 636"); and

     WHEREAS, by order issued January 13, 1993 (62 FERC P61,015) and order issued April 22, 1993 (63 FERC P61,100), the Federal Energy Regulatory Commission accepted Pipeline's revised tariff sheets filed in compliance with Order No. 636 to become effective June 1, 1993, subject to certain conditions set forth in the April 22, 1993 order; and

     WHEREAS, Algonquin Gas Transmission Company ("Algonquin") made its final Order No. 636 service elections on May 3, 1993 pursuant to the April 22, 1993 order and Pipeline filed revised tariff sheets to become effective June 1, 1993 in compliance with the April 22, 1993 order; and

    WHEREAS, Customer is also a customer of Algonquin; and

     WHEREAS,  Algonquin, in compliance with Order  No.  636  and
Federal Energy Regulatory Commission orders issued in Docket  No.
RS92-28, is assigning its firm service rights on Pipeline directly to its customers; and

     WHEREAS, Customer's service rights hereunder are part of Algonquin's service rights being assigned to its customers; and

     WHEREAS, Pipeline and Customer now desire to enter into this Service Agreement to reflect the assignment of Algonquin's service rights to Customer;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:


                            ARTICLE I

                       SCOPE OF AGREEMENT

     Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule CDS, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Sections 2.3 and 2.4 of Pipeline's Rate Schedule CDS, Pipeline shall deliver to those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), for Customer's account, as requested for any day, natural gas quantities up to Customer's MDQ. Customer's MDQ is as follows:

           Maximum Daily Quantity (MDQ)    10,415 dth

     Subject to variances as may be permitted by Sections 2.4 of Rate Schedule CDS or the General Terms and Conditions, Customer shall deliver to Pipeline and Pipeline shall receive, for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) daily quantities of gas equal to the daily quantities delivered to Customer pursuant to this Service Agreement up to Customer's MDQ, plus Applicable Shrinkage as specified in the General Terms and Conditions.

      Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily
Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the MDQ.

     In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule CDS and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.


                           ARTICLE II

                        TERM OF AGREEMENT

     The term of this Service Agreement shall commence on June 1, 1993 and shall continue in force and effect until 10/31/2012 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon five (5) years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

     THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE
GENERAL  TERMS  AND  CONDITIONS ON  THE  EFFECTIVE  DATE  OF  THE
TERMINATION.

     Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.


                           ARTICLE III

                          RATE SCHEDULE

     This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule CDS and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

     Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule CDS as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

    Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule CDS, (b) Pipeline's Rate Schedule CDS pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule CDS. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.


                           ARTICLE IV

          POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

     The  Point(s) of Receipt and Point(s) of Delivery  at  which
Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

    Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.


                            ARTICLE V

                             QUALITY

     All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in
Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.


                           ARTICLE VI

                            ADDRESSES

     Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be con sidered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

    (a) Pipeline: TEXAS EASTERN TRANSMISSION CORPORATION
                  5400 Westheimer Court
                  Houston, TX  77056-5310

    (b) Customer: COLONIAL GAS COMPANY
                  P.O. Box 3064
                  40 Market Street
                  Lowell, MA  01853

or such other address as either party shall designate by formal written notice.


                           ARTICLE VII

                           ASSIGNMENTS

     Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter;
otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.


                          ARTICLE VIII

                         INTERPRETATION

     The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

    This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.


                           ARTICLE IX

                CANCELLATION OF PRIOR CONTRACT(S)

     This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

     NONE

     IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respec tive corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                      TEXAS EASTERN TRANSMISSION CORPORATION



                      By:  Diane T. Tom
                           Vice President



ATTEST:  Robert W. Reed, Secretary




                      COLONIAL GAS COMPANY



                      By:  John P. Harrington
                           Vice President, Gas Supply



ATTEST:  Phyllis G. Semenchuk


                  EXHBIT A, TRANSPORTATION PATHS
           FOR BILLING PURPOSES, DATED JUNE 1, 1993,
      TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
   BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline")
             AND COLONIAL GAS COMPANY ("Customer"),
                      DATED JUNE 1, 1993:

(1)  Customer's firm Point(s) of Receipt:


                        Maximum Daily
Point                 Receipt Obligation
of                     (plus Applicable   Measurement
Receipt  Description      Shrinkage)      Responsibilities  Owner  Operator


None

(2) Customer shall have Pipeline's Master Receipt Point List ("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

Customer hereby agrees to comply with the Receipt Pressure Obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                      Transportation
      Transportation Path           Path Quantity (Dth/D)

       M1 to M3                         10,415


SIGNED FOR IDENTIFICATION

PIPELINE:_____________________

CUSTOMER:  John P. Harrington

SUPERSEDES EXHIBIT A DATED:__________



         EXHBIT B, POINT(S) OF DELIVERY, DATED JUNE 1, 1993,
          TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
     BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                COLONIAL GAS COMPANY ("Customer"),
                       DATED JUNE 1, 1993:

                        Maximum
                         Daily
Point                   Delivery   Delivery     Measurement
of                     Obligation  Pressure     Responsi-
Delivery  Description    (dth)    Obligation    bilities    Owner   Operator

70087     ALGONQUIN-    10,415    AS REQUESTED   TX EAST   TX EAST ALGONQUIN
          LAMBERTVILLE            BY CUSTOMER,    TRAN      TRAN
          NJ HUNTERDON,           NOT TO EXCEED
          CO., NJ                 750 PSIG

71078     ALGONQUIN-     9,418    AS REQUESTED   TX EAST   TX EAST ALGONQUIN
          HANOVER, NH             BY CUSTOMER     TRAN      TRAN
          MORRIS CO., NJ          NOT TO EXCEED
                                  750 PSIG

79513     SS-1 STORAGE   2,372     N/A             N/A       N/A     N/A
          POINT        04/01-10/31
                         2,372
                       11/01-03/31

79821     AGT-COLONIAL     0       N/A             N/A       N/A     N/A
          GAS-FOR
          NOMINATION
          PURPOSES

provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations at each of the Points of Delivery described above, including Pipeline's maximum daily delivery obligation under this and all other firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

                EXHIBIT B, POINT(S) OF DELIVERY (Continued)
                          COLONIAL GAS COMPANY


                                         AGGREGATE MAXIMUM DAILY
             POINT OF DELIVERY          DELIVERY OBLIGATION (DTH)

                 No. 1                           21,318

                 No. 2                            9,418

                 No. 3                            2,372


SIGNED FOR IDENTIFICATION

PIPELINE:_____________________

CUSTOMER:  John P. Harrington

SUPERSEDES EXHIBIT B DATED:__________________



       EXHBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY, DATED JUNE 1, 1993, TO THE SERVICE AGREEMENT UNDER
   RATE SCHEDULE CDS BETWEEN TEXAS EASTERN TRANSMISSION COPRORATION
       ("Pipeline") AND COLONIAL GAS COMPANY ("CUSTOMER"), DATED
                               JUNE 1, 1993:


                     ZONE BOUNDARY ENTRY QUANTITY
                                  Dth/D


FROM STX TO M1-TGC:        295

FROM ETX TO M1-24:       1,256

FROM ETX TO M1-TXG:        447

FROM WLA TO M1-TXG:        136

FROM WLA TO M1-TGC:        295

FROM ELA TO M1-30:       8,155

FROM M1-24 TO M2-24:     1,256

FROM M1-30 TO M2-30:     8,155

FROM M1-TXG TO M2-TXG:     583

FROM M1-TGC TO M2-TGC:     591

FROM M2 TO M3:          10,415


                          EXHIBIT C (Continued)
                          COLONIAL GAS COMPANY

                      ZONE BOUNDARY EXIT QUANTITY
                                 Dth/D

FROM M1-24 TO M2-24:      1,256

FROM M1-30 TO M2-30:      8,155

FROM M1-TXG TO M2-TXG:      583

FROM M1-TGC TO M2-TGC:      591

FROM M2 TO M3:           10,415



SIGNED FOR IDENTIFICATION

PIPELINE:_____________________

CUSTOMER:  John P. Harrington

SUPERSEDES EXHIBIT C DATED:_____________


           [END OF EXHBIT 10w TO COLONIAL GAS COMPANY
               FORM 10-K FOR YEAR ENDING 12/31/93]